UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 11, 2008
Date of Report (Date of earliest event reported)

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4500 Park Granada, Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

¨    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Merger Agreement

On January 11, 2008, Countrywide Financial Corporation (“Countrywide”) and Bank of America Corporation (“Bank of America”), entered into an Agreement and Plan of Merger, dated as of January 11, 2008 (the “Merger Agreement”), pursuant to which Countrywide will, subject to the terms and conditions of the Merger Agreement, merge (the “Merger”) with and into Red Oak Merger Corporation, a wholly-owned merger subsidiary of Bank of America (“Merger Sub”), with Merger Sub continuing as the surviving company.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the Boards of Directors of both companies, if the Merger is completed, each share of Countrywide common stock will be converted into 0.1822 (the “Exchange Ratio”) of a share of Bank of America common stock. In addition, if not exercised prior to completion of the Merger, outstanding Countrywide stock options and other stock-based awards will be converted into stock options and stock-based awards with respect to shares of Bank of America common stock on otherwise substantially similar terms, with adjustments to reflect the Exchange Ratio. Upon consummation of the Merger, each share of restricted stock then outstanding will vest and be converted in the Merger into shares of Bank of America common stock on the same terms as all other shares of Countrywide common stock.

The Merger Agreement, included as Exhibit 2.1, contains (a) customary representations and warranties of Countrywide and Bank of America, including, among others: corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, reports and regulatory matters, financial statements, compliance with law and legal proceedings, absence of certain changes and taxes, and additional customary representations by Countrywide, including, among others, employee matters, intellectual property, certain contracts, risk management instruments and practices, its mortgage banking business, securitizations and insurance matters, (b) covenants of Countrywide and Bank of America to conduct their respective businesses in the ordinary course until the Merger is completed and (c) covenants of Countrywide and Bank of America not to take certain actions during such period. Countrywide has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions, or enter into any agreement, concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement except as a result of a knowing breach as of the date of the Merger Agreement, (c) are subject to the materiality standard contained in Section 9.2 of the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between Bank of America and Countrywide rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will be filing in connection with the Merger, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Bank of America and Countrywide make with the Securities and Exchange Commission (“SEC”).

The Board of Directors of Countrywide has adopted a resolution recommending approval of the Merger and adoption by its stockholders and Countrywide has agreed to submit the Merger Agreement to its stockholders for consideration. If Countrywide’s stockholders do not approve the Merger Agreement, Countrywide and Bank of America have agreed to in good faith use reasonable best efforts to negotiate a restructuring of the transaction and to resubmit the transaction to Countrywide’s stockholders for approval.

Consummation of the Merger, which is currently anticipated to occur in the third quarter of 2008, is subject to certain conditions, including, among others, Countrywide stockholder approval, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of the representations and warranties of the other party and compliance by the other party with its obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights for Countrywide and Bank of America, as the case may be, applicable upon: final, non-appealable denial of required regulatory approvals; the first anniversary of the date of the Merger Agreement if the Merger has not been completed by that time; a breach by the other party that is not or cannot be cured within 30 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; a failure by the Board of Directors of Countrywide to recommend the Merger to its stockholders or a breach by Countrywide of its obligations in any material respect regarding any alternative business combination proposals; and, if after the Countrywide stockholders have voted to not approve the Merger, the other party has engaged in a bad faith breach of its obligation to use reasonable best efforts to negotiate a restructuring of the transaction and to resubmit the transaction to Countrywide’s stockholders for approval. In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, Countrywide may be required to pay Bank of America a termination fee equal to $160 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference.

In August 2007, Countrywide entered into an investment agreement with Bank of America, N.A., a subsidiary of Bank of America, and certain ancillary agreements pursuant to which, among other things, Countrywide issued and sold to Bank of America, N.A. 20,000 shares of a new series of convertible preferred stock of Countrywide, 7.25% Series B Non-Voting Convertible Preferred Stock, par value $0.05 per share, for an aggregate purchase price of $2,000,000,000. Information relating to these agreements was previously filed by Countrywide on a Form 8-K dated August 22, 2007, as amended on November 2, 2007, and is incorporated herein by reference.

Amendment to Amended and Restated Rights Agreement

In connection with entering into the Merger Agreement, Countrywide entered into the Fourth Amendment to Amended and Restated Rights Agreement, dated as of January 11, 2008 (the “Fourth Amendment”), by and between Countrywide and American Stock Transfer & Trust Company. The Fourth Amendment modified Countrywide’s Amended and Restated Rights Agreement, dated as of November 27, 2001, as amended by the Substitution of Rights Agent and Amendment to Amended and Restated Rights Agreement, dated as of December 8, 2005, the Second Amendment to Amended and Restated Rights Agreement, dated as of June 14, 2006, and the Third Amendment to Amended and Restated Rights Agreement, dated as of August 22, 2007 (collectively, the “Rights Agreement”).

The Fourth Amendment, among other things, provides that the issuance of rights under the Rights Agreement will not be triggered as a result of the transactions contemplated by the Merger Agreement and that the approval, execution and delivery of the Merger Agreement, the consummation of the Merger, or the consummation of any other transactions contemplated by the Merger Agreement, will not be considered for purposes of determining whether Bank of America or any of its affiliates is an “Acquiring Person” (as defined in the Rights Agreement) pursuant to the Rights Agreement.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Retention Grants

In connection with entry into the Merger Agreement and a retention program previously implemented for other employees, the Compensation Committee of the Board of Directors of Countrywide approved the grant of certain retention awards to Eric P. Sieracki, David Sambol, Ranjit M. Kripalani and Carlos M. Garcia, who, along with

Angelo R. Mozilo, currently consist of Countrywide’s named executive officers. Messrs. Sieracki, Sambol, Kripalani and Garcia will be awarded (a) retention incentive payments in respect of their annual bonus awards for Countrywide’s 2007 fiscal year payable on March 15, 2008, subject to the executive officer’s continued employment with Countrywide through such date, and (b) cash-settled restricted stock units (“RSUs”), which will be granted on February 1, 2008. These RSUs will vest as to 50% of the units granted on February 1, 2009, and 25% of the units granted on each of February 1, 2010 and February 1, 2011, and will otherwise have terms that are consistent with the cash-settled restricted stock units granted by Countrywide to certain employees in November 2007 under the previously approved retention program, including, among others, accelerated vesting in full on a change of control of Countrywide (which would include the Merger). Set forth below are the retention incentive payments and RSUs to be awarded or granted, as applicable, to each of the executive officers:

Name	Retention Incentive Payments	RSUs

Eric P. Sieracki	$1,500,000	148,945

David Sambol	$1,935,000	335,126

Ranjit M. Kripalani	$2,500,000	111,709

Carlos M. Garcia	$1,450,000	148,945

For purposes of calculating severance benefits under Mr. Sambol’s employment agreement with Countrywide and, with respect to Messrs. Sieracki, Kripalani and Garcia, under Countrywide’s Amended and Restated Change in Control Severance Plan, the retention incentive payments will be considered the “bonus and/or incentive award” with respect to Countrywide’s 2007 fiscal year.

Additional Information About this Transaction

In connection with the proposed Merger, Bank of America will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Countrywide that also constitutes a prospectus of Bank of America. Countrywide will mail the proxy statement/prospectus to its stockholders. Bank of America and Countrywide urge investors and security holders to read the proxy statement/prospectus regarding the proposed Merger when it becomes available because it will contain important information.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Bank of America’s website (www.bankofamerica.com) under the tab “About Bank of America” and then under the heading “Investor Relations” and then under the item “SEC Filings”. You may also obtain these documents, free of charge, from Countrywide’s website (www.countrywide.com) under the tab “investor relations” and then under the heading “SEC & other filings.”

Proxy Solicitation

Bank of America, Countrywide and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Countrywide stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Countrywide stockholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Bank of America’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2007. You can find information about Countrywide’s executive officers and directors in its definitive proxy statement filed with the SEC on April 27, 2007. You can obtain free copies of these documents from Bank of America and Countrywide using the contact information above.

Forward-Looking Statements

Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties. Countrywide and Bank of America caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Countrywide and Bank of America, including, among others, future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Countrywide stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Countrywide’s and Bank of America’s filings with the SEC, which are available at the SEC’s web site http://www.sec.gov. Countrywide and Bank of America disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 hereof under the sub-heading “Retention Grants” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 11, 2008, by and among Countrywide Financial Corporation,
Bank of America Corporation and Red Oak Merger Corporation.

10.1	Fourth Amendment to Amended and Restated Rights Agreement, dated as of January 11, 2008, by and between
Countrywide Financial Corporation and American Stock Transfer & Trust Company, as rights agent.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Dated: January 17, 2008	By: /s/ Susan E. Bow

Susan E. Bow
Senior Managing Director,
General Counsel, Corporate and Securities
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 11, 2008, by and among Countrywide Financial Corporation,
Bank of America Corporation and Red Oak Merger Corporation.

10.1	Fourth Amendment to Amended and Restated Rights Agreement, dated as of January 11, 2008, by and between
Countrywide Financial Corporation and American Stock Transfer & Trust Company, as rights agent.